MUNIYIELD
QUALITY
FUND, INC.








FUND LOGO








Semi-Annual Report

April 30, 1997





This report, including the financial information herein, is transmitted to the shareholders of MuniYield Quality Fund, Inc. for their information. It is not a prospectus, circular or repre-sentation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a repre-sentation of future performance. The Fund has leveraged its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

MuniYield
Quality Fund, Inc.
Box 9011
Princeton, NJ
08543-9011



MuniYield Quality Fund, Inc.



TO OUR SHAREHOLDERS


For the six-month period ended April 30, 1997, the Common Stock of MuniYield Quality Fund, Inc. earned $0.447 per share income dividends, which included earned and unpaid dividends of $0.072. This represents a net annualized yield of 6.26%, based on a month-end per share net asset value of $14.40. Over the same period, the total investment return on the Fund's Common Stock was +2.18%, based on a change in per share net asset value from $14.57 to $14.40, and assuming reinvestment of $0.450 per share income dividends.

The average yields of the Fund's Auction Market Preferred Stock for the six-month period ended April 30, 1997 were as follows: Series A, 3.55%; Series B, 3.41%; Series C, 3.17%; and Series D, 3.43%.

The Municipal Market Environment
Long-term tax-exempt revenue bonds traded in a relatively narrow range throughout much of the six months ended April 30, 1997. By mid-January 1997, municipal bond yields had risen to over 6% as in-vestors reacted negatively to reports of progressively stronger domestic economic growth. However, a continued lack of any material inflationary pressures allowed bond yields to decline to their prior levels by late February. Bond yields rose again as investors became increasingly concerned that the US domestic economic strength seen thus far in 1997 would continue and that the increase in short-term interest rates administered by the Federal Reserve Board (FRB) in late March would be the first in a series of such moves designed to slow the US economy before any dormant inflationary pressures were awakened. Long-term tax-exempt bond yields rose approximately 15 basis points (0.15%) to almost 6.15% by mid-April. Similarly, long-term US Treasury bond yields rose over 35 basis points over the same period to 7.16%. However, in late April economic indicators were released showing that despite considerable economic growth, any inflationary pressures, particularly those associated with wage increases, were well-contained and of no immediate concern. Fixed-income bond prices staged a significant rally during the last week of April with long-term US Treasury bond yields falling nearly 20 basis points to end the month at 6.95%. Municipal bond yields, as measured by the Bond Buyer Revenue Bond Index, declined nearly 15 basis points to stand at 6.01% by April 30, 1997.

As in recent quarters, the relative stability of long-term tax-exempt bond yields was supported by low levels of new municipal bond issuance. Over the past six months, approximately $90 billion in long-term tax-exempt bonds was underwritten, a decline of more than 6% versus the corresponding period a year earlier. During the three months ended April 30, 1997, $41 billion in new long-term municipal bonds was issued, also a 6% decline in issuance as compared to the three-month period ended April 30, 1996. Overall investor demand has remained strong, particularly from property and casualty insurance companies and individual retail investors. In recent years, investor demand has increased whenever tax-exempt bond yields have approached or exceeded the 6% level as they have in the past few months.

Additionally, in recent months much of the new bond issuance was dominated by a number of larger issues. These included $710 million in New York City water bonds, $600 million in state of California bonds, $1 billion in New York City general obligation bonds, $435 million in Dade County, Florida water and sewer revenue bonds, $450 million in Puerto Rico Electric Authority issues, and $930 million in Port Authority of New York and New Jersey issues. These bonds have typically been issued in states with relatively high state income taxes and consequently generally were underwritten at yields that were relatively unattractive to residents in other states. This has exacerbated the general decline in overall issuance in recent years, making the decrease in supply even more dramatic for general market investors.

The present economic situation remains nearly ideal. The domestic economy continues to grow steadily with little, if any, sign of a resurgence in inflation. Recent economic growth generated considerable unexpected tax revenues for the Federal government. Forecasts for the 1997 Federal fiscal deficit were reduced to under $100 billion, a level not seen since the early 1980s. Such a reduced Federal deficit enhances the prospect for a balanced Federal budget. All of these factors support a scenario of steady, or even falling, interest rates in the coming years. Present annual estimates of future municipal bond issuance remain centered around $175 billion, indicating that the current relative scarcity of tax-exempt bonds should continue for at least the remainder of the year. Should interest rates begin to decline later this year, either as the result of a balanced Federal budget or continued benign inflation, investors are unlikely to be able to purchase long-term municipal bonds at their currently attractive levels.

Portfolio Strategy
During the past six months, we generally have maintained a neutral outlook on the market. While we have witnessed strong economic growth data, they were coupled with low inflation numbers. Low inflation is typically good news for fixed-income investments while strong economic growth is not. Anticipating potential inflationary pressures, the FRB raised short-term interest rates in March. This move and any further interest rate hikes may eventually slow the economy and start a downward trend in interest rates.

Until the economy starts to show signs of a real slowdown, we expect the municipal bond market to trade in a narrow range. However, with the backdrop of a promised balanced budget agreement out of Washington, yields may have a downward bias. We will continue to buy higher-couponed, defensively structured bonds balanced by discount coupon bonds in the 15-year--20-year maturity range. This strategy is expected to allow us to provide an attractive tax-exempt dividend while muting potential volatility in the municipal bond marketplace.

We expect rates of our Auction Market Preferred Stock to return to the 3.50%--3.75% range rather than their recent seasonal level of 4%. Should this occur, the leverage of the Auction Market Preferred Stock will be augmented even more to increase the dividend to the Common Stock shareholder. However, should the spread between short-term and long-term tax-exempt interest rates narrow, the benefits of leverage will decline and the yield on the Fund's Common Stock will be reduced. (For a complete explanation of the benefits and risks of leveraging, see page 3 of this report to shareholders.)

In Conclusion
We appreciate your ongoing interest in MuniYield Quality Fund, Inc., and we look forward to serving your investment needs in the months and years to come.

Sincerely,







(Arthur Zeikel)
Arthur Zeikel
President







(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President







(Hugh T. Hurley III)
Hugh T. Hurley III
Vice President and Portfolio Manager


May 30, 1997



THE BENEFITS AND RISKS OF LEVERAGING

MuniYield Quality Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.



PORTFOLIO ABBREVIATIONS


To simplify the listings of MuniYield Quality Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT    Alternative Minimum Tax (subject to)
DATES  Daily Adjustable Tax-Exempt Securities
EDA    Economic Development Authority
GO     General Obligation Bonds
HDA    Housing Development Authority
HFA    Housing Finance Agency
IDA    Industrial Development Authority
IDB    Industrial Development Board
IDR    Industrial Development Revenue Bonds
PCR    Pollution Control Revenue Bonds
RITR   Residual Interest Trust Receipts
S/F    Single-Family
UT     Unlimited Tax
VRDN   Variable Rate Demand Notes



SCHEDULE OF INVESTMENTS                                                                                  (In Thousands)
                  S&P    Moody's   Face                                                                         Value
State           Ratings  Ratings  Amount                             Issue                                    (Note 1a)
Alabama--3.8%     AA      Aa    $ 19,390  Birmingham, Alabama, Special Care Facilities Financing
                                          Authority, Revenue Refunding Bonds (Daughter's of Charity--
                                          Saint Vincents), 5% due 11/01/2025                                   $ 17,093
                  BBB     Baa1     3,000  Courtland, Alabama, IDB, IDR, Refunding (Champion
                                          International Corporation), Series A, 7.20% due 12/01/2013              3,244
                  BBB     Baa1     3,640  Courtland, Alabama, IDB, Solid Waste Disposal Revenue Bonds
                                          (Champion International Corporation Project), AMT, 7% due
                                          6/01/2022                                                               3,798

Alaska--1.8%      A-      A2       5,000  Alaska Industrial Development and Export Authority
                                          (Revolving Fund), AMT, Series A, 6.50% due 4/01/2014                    5,232
                  NR*     NR*      6,000  Valdez, Alaska, Marine Terminal Revenue Refunding Bonds
                                          (Amerada Hess Pipeline Corporation), 6.10% due 2/01/2024                5,905

Arizona--0.3%     A1+     P1       1,000  Maricopa County, Arizona, Pollution Control Corporation,
                                          PCR, Refunding (Arizona Public Service Company), VRDN,
                                          Series C, 4.35% due 5/01/2029 (a)                                       1,000
                  A1+     VMIG1++    700  Phoenix, Arizona, VRDN, UT, Series 95-2, 4.60% due 6/01/2020 (a)          700

Arkansas--0.4%    AAA     NR*      2,085  Arkansas State Development Finance Authority, S/F Mortgage
                                          Revenue Bonds, AMT, Series A, 7.30% due 3/01/2013 (h)                   2,205
                  A1+     P1         100  Clark County, Arkansas, Solid Waste Disposal Revenue Bonds
                                          (Reynolds Metals Company Project), VRDN, AMT, 4.65%
                                          due 8/01/2022 (a)                                                         100

California--                              California State Public Works Board, Lease Revenue Bonds:
3.4%              A       Aaa      6,800     (Department of Corrections--Monterey County, Soledad II),
                                             Series A, 7% due 11/01/2004 (i)                                      7,805
                  AAA     Aaa      2,000     Refunding (Various University of California Projects),
                                             Series A, 5.35% due 12/01/2015 (b)                                   1,915
                  AAA     Aaa      7,000     (Various University of California Projects), Series A, 6.60%
                                             due 12/01/2002 (i)                                                   7,740
                  AAA     Aaa      5,000  San Diego, California, Public Facilities Financing Authority,
                                          Sewer Revenue Bonds, 5% due 5/15/2025 (e)                               4,474


SCHEDULE OF INVESTMENTS (continued)                                                                      (In Thousands)
                  S&P    Moody's   Face                                                                         Value
State           Ratings  Ratings  Amount                             Issue                                    (Note 1a)
Colorado--7.5%                            Colorado HFA, S/F Program:
                  NR*     Aa2   $  2,490     AMT, Senior Series A-1, 7.40% due 11/01/2027                      $  2,744
                  NR*     Aa2      6,990     AMT, Senior Series D-1, 7.375% due 6/01/2026                         7,648
                  NR*     Aa2      4,185     Refunding, AMT, Senior Series B-1, 7.90% due 12/01/2025              4,631
                  NR*     Aa2      1,430     Senior Series C-2, 7.45% due 6/01/2017                               1,600
                  NR*     Aaa      1,350  Colorado Health Facilities Authority, Hospital Revenue Bonds
                                          (P/SL Healthcare System Project), Series A, 6.875% due
                                          2/15/2003 (i)                                                           1,500
                  NR*     Aaa      4,550  Colorado Health Facilities Authority Revenue Bonds (Swedish
                                          Medical Center Project), Series A, 6.80% due 1/01/2003 (i)              5,037
                                          Denver, Colorado, City and County Airport Revenue Bonds, AMT:
                  BBB     Baa     10,000     Series B, 7.25% due 11/15/2023                                      10,745
                  BBB     Baa      5,000     Series D, 7.75% due 11/15/2013                                       5,933
                  BBB     Baa      7,250     Series D, 7.75% due 11/15/2021                                       7,971

Florida--2.1%     AA-     VMIG1++  1,550  Dade County, Florida, IDA, Exempt Facilities Revenue
                                          Refunding Bonds (Florida Power and Light Company), VRDN,
                                          4.30% due 6/01/2021 (a)                                                 1,550
                  AA      Aa       5,000  Gainesville, Florida, Utilities System, Revenue Refunding
                                          Bonds, Series A, 5.20% due 10/01/2022                                   4,628
                  NR*     Baa      3,120  Palm Bay, Florida, Lease Revenue Refunding Bonds (Florida
                                          Education and Research Foundation Project), Series A, 7% due
                                          9/01/2024                                                               3,382
                  A1      VMIG1++  4,100  Pinellas County, Florida, Health Facilities Authority, Revenue
                                          Refunding Bonds (Pooled Hospital Loan Program), DATES, 4.60%
                                          due 12/01/2015 (a)                                                      4,100

Georgia--2.2%     AA      Aa       4,825  Atlanta, Georgia, GO, UT, Series A, 6.125% due 12/01/2023               4,942
                  A1      VMIG1++  4,000  Burke County, Georgia, Development Authority, PCR (Georgia
                                          Power Company--Plant Vogtle Project), VRDN, 3rd Series, 4.05%
                                          due 7/01/2024 (a)                                                       4,000
                  A       A3       4,785  Monroe County, Georgia, Development Authority, PCR,
                                          Refunding (Oglethorpe Power--Scherer), Series A, 6.80%
                                          due 1/01/2011                                                           5,299

Hawaii--1.5%      AA      Aa       8,820  Honolulu, Hawaii, City and County, UT, Series A, 6.25% due
                                          4/01/2014                                                               9,461

Illinois--9.1%    AAA     Aaa     17,000  Chicago, Illinois, Metropolitan Housing Development
                                          Corporation, Mortgage Revenue Refunding Bonds (Housing
                                          Development), Series A, 6.85% due 7/01/2022 (b)(f)                     17,750
                  AAA     Aaa      5,000  Chicago, Illinois, Wastewater Transmission Revenue
                                          Refunding Bonds, 5.125% due 1/01/2025 (e)                               4,512
                  BBB     Baa1    21,000  Illinois Development Finance Authority, PCR, Refunding
                                          (Illinois Power Company Project), Series A, 7.375% due
                                          7/01/2021                                                              23,284
                  AA-     Aa3      2,130  Illinois Development Finance Authority Revenue Bonds
                                          (Presbyterian Home Lake), Series B, 6.25% due 9/01/2017                 2,175
                  NR*     A1       3,750  Illinois Student Assistance Commission, Student Loan Revenue
                                          Bonds, AMT, Sub-Series CC, 6.875% due 3/01/2015                         3,929
                                          Metropolitan Pier and Exposition Authority, Illinois, Dedicated
                                          State Tax Revenue Refunding Bonds (McCormick Plant
                                          Expansion Project), Series A (c)**:
                  AAA     Aaa     16,570     5.87% due 12/15/2020                                                 4,044
                  AAA     Aaa     10,000     6.03% due 12/15/2022                                                 2,159


SCHEDULE OF INVESTMENTS (continued)                                                                      (In Thousands)
                  S&P    Moody's   Face                                                                         Value
State           Ratings  Ratings  Amount                             Issue                                    (Note 1a)
Indiana--5.2%                             De Kalb County, Indiana, Redevelopment Authority
                                          (Mini-Mill Local Public Improvement Project), Series A:
                  A       NR*   $  3,000     6.50% due 1/15/2014                                               $  3,204
                  A       NR*      3,220     6.625% due 1/15/2017                                                 3,442
                  A       NR*      2,500  Indiana Bond Bank Revenue Guarantee Bonds (State Revolving
                                          Fund Program), Series A, 6.875% due 2/01/2012                           2,736
                  BBB     Baa2     7,800  Indianapolis, Indiana, Airport Authority, Special Facilities
                                          Revenue Bonds (Federal Express Corporation Project), AMT,
                                          7.10% due 1/15/2017                                                     8,393
                  A+      NR*     15,000  Indianapolis, Indiana, Local Public Improvement Bond Bank,
                                          Refunding, Series D, 6.75% due 2/01/2020                               16,109

Kansas--0.6%      AAA     Aaa      3,500  Kansas City, Kansas, Utility System Revenue Refunding and
                                          Improvement Bonds, 6.375% due 9/01/2023 (e)                             3,705

Kentucky--4.4%    NR*     Baa1     5,000  Ashland, Kentucky, PCR, Refunding (Ashland Oil Incorporated
                                          Project), 6.65% due 8/01/2009                                           5,278
                  AAA     Aaa      5,000  Kentucky Housing Corporation, Housing Revenue Bonds, AMT,
                                          Series B, 6.625% due 7/01/2026 (f)                                      5,152
                  AAA     Aaa      6,570  Lexington-Fayette Urban County Government, Kentucky,
                                          Governmental Project Revenue Bonds (University of Kentucky
                                          Alumni Association Incorporated Project), 6.75%
                                          due 11/01/2020 (c)                                                      7,199
                  NR*     NR*      5,250  Perry County, Kentucky, Solid Waste Disposal Revenue Bonds
                                          (TJ International Project), AMT, 7% due 6/01/2024                       5,431
                  AA      Aa2      5,000  Trimble County, Kentucky, PCR (Louisville Gas and Electric
                                          Company), AMT, Series B, 6.55% due 11/01/2020                           5,251

Louisiana--2.0%   NR*     Baa2    11,115  Lake Charles, Louisiana, Harbor and Terminal District, Port
                                          Facilities Revenue Refunding Bonds (Trunkline LNG Company
                                          Project), 7.75% due 8/15/2022                                          12,558

Maryland--0.3%    NR*     Aaa      1,950  Prince Georges County, Maryland, Hospital Revenue Bonds
                                          (Dimensions Health Corporation), 7% due 7/01/2002 (i)                   2,169

Massachusetts                             Massachusetts Bay Transportation Authority, General
--4.5%                                    Transportation Systems, Revenue Refunding Bonds, Series A:
                  A+      A1       3,730     7% due 3/01/2011                                                     4,286
                  A+      A1       3,550     7% due 3/01/2014                                                     4,087
                  A+      A1       5,000  Massachusetts Bay Transportation Authority, Massachusetts
                                          Transportation Systems, Series C, 6.10% due 3/01/2023                   5,024
                  BBB+    Aaa      1,045  Massachusetts Municipal Wholesale Electric Company, Power
                                          Supply System Revenue Bonds, Series B, 6.75% due 7/01/2002 (i)          1,151
                  AAA     Aaa      3,000  Massachusetts State, HFA, Residential Development, Series D,
                                          6.80% due 11/15/2012 (j)                                                3,185
                                          Massachusetts State, HFA, S/F Housing Revenue Bonds:
                  A+      Aa       4,060     Series 33, 6.35% due 6/01/2017                                       4,177
                  A+      Aa       3,035     Series 37, 6.35% due 6/01/2017                                       3,123
                  A       A1       3,595  Massachusetts State Health and Educational Facilities Authority
                                          Revenue Bonds (Brigham and Women's Hospital), Series C, 7%
                                          due 6/01/2018                                                           3,800

Michigan--3.2%    BBB     Baa1    12,650  Dickinson County, Michigan, Economic Development
                                          Corporation, PCR, Refunding (Champion International
                                          Corporation Project), 5.85% due 10/01/2018                             12,424
                  AAA     Aaa      3,215  Michigan State Building Authority, Revenue Refunding Bonds,
                                          Series I, 6.25% due 10/01/2020 (c)                                      3,318
                  A       A2       4,375  Michigan State Hospital Finance Authority, Revenue Refunding
                                          Bonds (Detroit Medical Center Obligation Group), Series A,
                                          6.50% due 8/15/2018                                                     4,577


SCHEDULE OF INVESTMENTS (continued)                                                                      (In Thousands)
                  S&P    Moody's   Face                                                                         Value
State           Ratings  Ratings  Amount                             Issue                                    (Note 1a)
Missouri--0.9%    AAA     Aaa    $ 2,000  Kansas City, Missouri, Municipal Assistance Corporation,
                                          Revenue Refunding Bonds (Leasehold--H. Roe Bartle),
                                          Series A, 5% due 4/15/2020 (c)                                       $  1,822
                  AA-     Aa3      4,000  Saint Louis, Missouri, Parking Facility Revenue Bonds, 6.625%
                                          due 12/15/2002 (i)                                                      4,144

Nebraska--1.7%    AAA     NR*      2,000  Nebraska Investment Finance Authority, S/F Housing Revenue
                                          Bonds, AMT, Series C, 6.30% due 9/01/2028                               2,008
                  AAA     Aaa      9,400  Nebraska Public Power District, Power Supply System Revenue
                                          Bonds, Series A, 5.25% due 1/01/2028 (c)                                8,662

New Hampshire--   NR*     Baa1     4,290  New Hampshire Higher Educational and Health Facilities
0.7%                                      Authority, Revenue Refunding Bonds (Saint Anselm College),
                                          6.20% due 7/01/2013                                                     4,156

New Mexico--0.8%  A       A2       5,000  Lordsburg, New Mexico, PCR, Refunding (Phelps Dodge
                                          Corporation Project), 6.50% due 4/01/2013                               5,254

New York--11.1%                           New York City, New York, GO, UT:
                  BBB+    Baa1     5,000     Refunding, Series E, 6.50% due 2/15/2006                             5,277
                  AAA     Aaa      4,690     Series A, 7.75% due 8/15/2001(i)                                     5,297
                  BBB+    Baa1       310     Series A, 7.75% due 8/15/2017                                          343
                  BBB+    Baa1     5,000     Series B, 5.875% due 8/15/2013                                       4,879
                  BBB+    Baa1     9,055     Series F, 5.75% due 2/01/2019                                        8,592
                  BBB+    Baa1     8,825     Series G, 5.75% due 2/01/2017                                        8,414
                  BBB+    Baa1     5,000     Series K, 6.25% due 4/01/2026                                        4,980
                  AAA     Aaa      8,085  New York City, New York, Municipal Water Finance Authority,
                                          Water and Sewer System Revenue Bonds, RITR, Series RI-97-6,
                                          6.695% due 6/15/2026 (c)(d)                                             7,893
                                          New York State Environmental Facilites Corporation,
                                          New York City Municipal Water Finance Authority, PCR
                                          (State Water Revolving Fund):
                  A-      Aa2      3,380     Series B, 5.25% due 6/15/2014                                        3,211
                  A       Aa       2,500     Series E, 6.50% due 6/15/2014                                        2,645
                  A       A3      13,450  New York State Local Government Assistance Corporation,
                                          Series A, 6.50% due 4/01/2020                                          14,267
                  BBB     Baa1     5,000  New York State Urban Development Corporation, Revenue
                                          Refunding Bonds (Correctional Capital Facilities), 5.75%
                                          due 1/01/2013                                                           4,879

North Carolina--  A       A2       4,500  Martin County, North Carolina, Industrial Facilities and
1.0%                                      Pollution Control Financing Authority, Solid Waste Revenue
                                          Bonds (Weyerhaeuser Company), AMT, 5.65% due 12/01/2023                 4,288
                  A1+     NR*      2,200  Raleigh-Durham, North Carolina, Airport Authority, Special
                                          Facility Revenue Refunding Bonds (American Airlines), VRDN,
                                          Series A, 4.35% due 11/01/2015 (a)                                      2,200

Ohio--1.6%        AA-     Aa3     10,000  Ohio State Air Quality Development Authority, Revenue
                                          Refunding Bonds (Dayton Power and Light Project), Series B,
                                          6.40% due 8/15/2027                                                    10,403

SCHEDULE OF INVESTMENTS (continued)                                                                      (In Thousands)
                  S&P    Moody's   Face                                                                         Value
State           Ratings  Ratings  Amount                             Issue                                    (Note 1a)
South Carolina--  A       A1    $ 12,000  Fairfield County, South Carolina, PCR (South Carolina Electric
5.6%                                      and Gas Company), 6.50% due 9/01/2014                                $ 12,853
                  A-      A1       8,000  Richland County, South Carolina, Solid Waste Disposal
                                          Facilities Revenue Bonds (Union Camp Corporation Project), AMT,
                                          Series A, 6.75% due 5/01/2022                                           8,427
                  AAA     Aaa      9,500  South Carolina State Public Service Authority Revenue Bonds
                                          (Santee Cooper), Series D, 6.625% due  7/01/2002 (i)                   10,410
                  NR*     NR*      3,800  Spartanburg County, South Carolina, Solid Waste Disposal
                                          Facilities Revenue Bonds (BMW Project), AMT, 7.55%
                                          due 11/01/2024                                                          4,130

South Dakota--    AAA     Aa1      5,500  South Dakota, HDA, Homeownership Mortgage, Refunding,
0.9%                                      Series A, 6.45% due 5/01/2022                                           5,643


Tennessee--3.4%   BBB     Baa1     2,500  McMinn County, Tennessee, IDB, Solid Waste Revenue Bonds
                                          (Recycling Facility--Calhoun Newsprint--Bowater), AMT, 7.40%
                                          due 12/01/2022                                                          2,686
                  AA      Aa      18,050  Metropolitan Government, Nashville and Davidson Counties,
                                          Tennessee, UT, 6.15% due 5/15/2025                                     18,652

Texas--3.5%       AAA     Aaa      2,150  Austin, Texas, Utility System Revenue Bonds (Combined Prior
                                          Lien), 6.25% due 11/15/2019 (c)                                         2,224
                  NR*     Aaa      1,000  Bell County, Texas, Health Facilities Development Corporation
                                          Revenue Bonds (Lutheran General Health Care System--Parkside
                                          Medical Services Corporation), 6.50% due 7/01/2019 (g)                  1,049
                  BBB     Baa1     1,840  Gulf Coast Waste Disposal Authority, Texas, Revenue Bonds
                                          (Champion International Corporation), AMT, 7.45% due 5/01/2026          1,974
                  A-      A2       5,000  Harris County, Texas, Health Facilities Development Corporation,
                                          Hospital Revenue Bonds (Memorial Hospital Systems Project),
                                          Series A, 6.60% due 6/01/2004 (i)                                       5,521
                  AA      Aa3      5,000  Harris County, Texas, Toll Road Revenue Refunding Bonds,
                                          Sub-Lien, UT, 6.75% due 8/01/2014                                       5,408
                  A+      Aa       5,900  Texas Housing Agency, Residential Development Mortgage
                                          Revenue Bonds, Series A, 7.50% due 7/01/2015 (h)                        6,264

Utah--3.6%        AAA     Aaa      5,000  Murray City, Utah, Hospital Revenue Bonds (IHC Health
                                          Services Incorporated), 5% due 5/15/2022 (c)                            4,397
                  AA      Aa      15,000  Salt Lake City, Utah, Hospital Revenue Refunding Bonds
                                          (IHC Hospitals Incorporated), 6.30% due 2/15/2015                      15,739
                  A-      NR*      2,710  West Valley City, Utah, Redevelopment Agency Tax Increment
                                          Revenue Bonds, 6% due 3/01/2024                                         2,643

Virginia--8.9%    AA      Aa3      5,000  Chesapeake, Virginia, Water and Sewer, UT, Series A, 5%
                                          due 12/01/2025                                                          4,509
                                          Norfolk, Virginia, Capital Improvement, UT (e):
                  AAA     Aaa      2,190     5.375% due 6/01/2016                                                 2,125
                  AAA     Aaa      2,190     5.375% due 6/01/2017                                                 2,121
                  AAA     Aaa      3,500  Richmond, Virginia, Refunding, UT, Series B, 5% due 1/15/2021 (e)       3,154

                                          Virginia State, HDA, Commonwealth Mortgage:
                  AA+     Aa1     22,000     Series A, 7.15% due 1/01/2033                                       22,790
                  AA+     Aa1      5,000     Series B, Sub-Series B-1, 6.875% due 7/01/2011                       5,296
                  AA      Aa       6,470  Virginia State Public School Authority (School Financing--
                                          1991 Resolution), Series B, 5.125% due 8/01/2014                        6,092
                  AA      Aa      10,000  Virginia State Transportation Board, Transportation Contract
                                          Revenue Refunding Bonds (Route 28 Project), 6.50% due
                                          4/01/2018                                                              10,650


SCHEDULE OF INVESTMENTS (concluded)                                                                      (In Thousands)
                  S&P    Moody's   Face                                                                         Value
State           Ratings  Ratings  Amount                             Issue                                    (Note 1a)
West Virginia--   A       A2    $  5,000  Braxton County, West Virginia, Solid Waste Disposal Revenue
1.7%                                      Bonds (Weyerhaeuser Company Project), AMT, 6.50% due
                                          4/01/2025                                                            $  5,210
                  BBB+    Baa1     5,600  Putnam County, West Virginia, PCR, Refunding (Appalachian
                                          Power Company Project), Series C, 6.60% due 7/01/2019                   5,766

Wisconsin--       A       A1       3,800  Wisconsin Housing and EDA, Housing Revenue Bonds, AMT,
0.8%                                      Series D, 7.20% due 11/01/2013                                          4,007
                  NR*     A2       1,100  Wisconsin State Health and Educational Facilities Authority
                                          Revenue Bonds (Mercy Hospital of Janesville Incorporated),
                                          6.60% due 8/15/2022                                                     1,136

Total Investments (Cost--$602,468)--98.5%                                                                       628,504

Other Assets Less Liabilities--1.5%                                                                               9,637
                                                                                                               --------
Net Assets--100.0%                                                                                             $638,141
                                                                                                               ========

(a)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 1997.
(b)AMBAC Insured.
(c)MBIA Insured.
(d)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 1997.
(e)FGIC Insured.
(f)FHA Insured.
(g)Escrowed to Maturity.
(h)GNMA Collateralized.
(i)Prerefunded.
(j)FNMA Collateralized.
  *Not Rated.
 **Represents a zero coupon bond; the interest rate shown is the effective yield at the time of purchase by the Fund.
 ++Highest short-term rating by Moody's Investors Service, Inc.

   See Notes to Financial Statements.



FINANCIAL INFORMATION

Statement of Assets, Liabilities and Capital as of April 30, 1997
Assets:             Investments, at value (identified cost--$602,467,836) (Note 1a)                         $628,504,104
                    Receivables:
                      Interest                                                             $ 11,551,122
                      Securities sold                                                        10,861,731       22,412,853
                                                                                           ------------
                    Deferred organization expenses (Note 1e)                                                       4,917
                    Prepaid expenses and other assets                                                             91,055
                                                                                                            ------------
                    Total assets                                                                             651,012,929
                                                                                                            ------------

Liabilities:        Payables:
                      Securities purchased                                                    8,150,794
                      Custodian bank (Note 1g)                                                3,694,643
                      Dividends to shareholders (Note 1f)                                       622,011
                      Investment adviser (Note 2)                                               260,448       12,727,896
                                                                                           ------------
                    Accrued expenses and other liabilities                                                       144,042
                                                                                                            ------------
                    Total liabilities                                                                         12,871,938
                                                                                                            ------------

Net Assets:         Net assets                                                                              $638,140,991
                                                                                                            ============

Capital:            Capital Stock (200,000,000 shares authorized) (Note 4):
                      Preferred Stock, par value $.05 per share (8,000 shares of
                      AMPS* issued and outstanding at $25,000 per share
                      liquidation preference)                                                               $200,000,000
                      Common Stock, par value $.10 per share (30,425,258 shares
                      issued and outstanding)                                              $  3,042,526
                    Paid-in capital in excess of par                                        423,867,420
                    Undistributed investment income--net                                      3,949,679
                    Accumulated realized capital losses on investments--net
                    (Note 5)                                                                (18,676,016)
                    Accumulated distributions in excess of realized capital gains--net
                    (Note 1f)                                                                   (78,886)
                    Unrealized appreciation on investments--net                              26,036,268
                                                                                           ------------
                    Total--Equivalent to $14.40 net asset value per share of Common
                    Stock (market price--$13.375)                                                            438,140,991
                                                                                                            ------------
                    Total capital                                                                           $638,140,991
                                                                                                            ============

                   *Auction Market Preferred Stock.

                    See Notes to Financial Statements.


FINANCIAL INFORMATION (continued)

Statement of Operations
                                                                                                For the Six Months Ended
                                                                                                          April 30, 1997
Investment          Interest and amortization of premium and discount earned                                $ 19,259,161
Income
(Note 1d):

Expenses:           Investment advisory fees (Note 2)                                      $  1,592,663
                    Commission fees (Note 4)                                                    250,824
                    Transfer agent fees                                                          54,751
                    Accounting services (Note 2)                                                 42,448
                    Professional fees                                                            39,854
                    Printing and shareholder reports                                             25,743
                    Custodian fees                                                               17,989
                    Listing fees                                                                 15,885
                    Directors' fees and expenses                                                 11,291
                    Pricing fees                                                                  6,971
                    Amortization of organization expenses (Note 1e)                               2,415
                    Other                                                                        19,528
                                                                                           ------------
                    Total expenses                                                                             2,080,362
                                                                                                            ------------
                    Investment income--net                                                                    17,178,799
                                                                                                            ------------

Realized &          Realized gain on investments--net                                                          1,205,707
Unrealized          Change in unrealized appreciation on investments--net                                     (6,334,763)
Gain (Loss) on                                                                                              ------------
Investments--Net    Net Increase in Net Assets Resulting from Operations                                    $ 12,049,743
(Notes 1b, 1d & 3):                                                                                         ============

                    See Notes to Financial Statements.


Statements of Changes in Net Assets
                                                                                           For the Six        For the
                                                                                           Months Ended      Year Ended
                                                                                             April 30,       October 31,
Increase (Decrease) in Net Assets:                                                             1997             1996
Operations:         Investment income--net                                                 $ 17,178,799     $ 34,288,678
                    Realized gain (loss) on investments--net                                  1,205,707       (5,776,283)
                    Change in unrealized appreciation on investments--net                    (6,334,763)       5,462,482
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations                     12,049,743       33,974,877
                                                                                           ------------     ------------

Dividends to        Investment income--net:
Shareholders          Common Stock                                                          (13,701,589)     (27,326,111)
(Note 1f):            Preferred Stock                                                        (3,361,580)      (7,212,600)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends to
                    shareholders                                                            (17,063,169)     (34,538,711)
                                                                                           ------------     ------------

Net Assets:         Total decrease in net assets                                             (5,013,426)        (563,834)
                    Beginning of period                                                     643,154,417      643,718,251
                                                                                           ------------     ------------
                    End of period*                                                         $638,140,991     $643,154,417
                                                                                           ============     ============

                   *Undistributed investment income--net                                   $  3,949,679     $  3,834,049
                                                                                           ============     ============

                    See Notes to Financial Statements.

FINANCIAL INFORMATION (concluded)

Financial Highlights
The following per share data and ratios have been derived             For the Six
from information provided in the financial statements.               Months Ended
                                                                       April 30,      For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:                                  1997       1996      1995      1994       1993
Per Share           Net asset value, beginning of period              $  14.57   $  14.58  $  13.16  $  15.95   $  13.38
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .56       1.14      1.15      1.16       1.18
                    Realized and unrealized gain (loss) on
                    investments--net                                      (.17)      (.01)     1.43     (2.57)      2.58
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                       .39       1.13      2.58     (1.41)      3.76
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions to Common
                    Stock shareholders:
                      Investment income--net                              (.45)      (.90)     (.89)     (.96)      (.99)
                      Realized gain on investments--net                     --         --      (.02)     (.22)        --
                      In excess of realized gain on
                      investments--net                                      --         --        --+++++   --         --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions to Common
                    Stock shareholders                                    (.45)      (.90)     (.91)    (1.18)      (.99)
                                                                      --------   --------  --------  --------   --------
                    Effect of Preferred Stock activity:
                      Dividends and distributions to Preferred
                      Stock shareholders:
                        Investment income--net                            (.11)      (.24)     (.25)     (.16)      (.20)
                        Realized gain on investments--net                   --         --        --+++++ (.04)        --
                        In excess of realized gain
                        investments--net                                    --         --        --+++++   --         --
                                                                      --------   --------  --------  --------   --------
                    Total effect of Preferred Stock activity              (.11)      (.24)     (.25)     (.20)      (.20)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $  14.40   $  14.57  $  14.58  $  13.16   $  15.95
                                                                      ========   ========  ========  ========   ========
                    Market price per share, end of period             $ 13.375   $ 12.875  $ 12.625  $  11.00   $  15.25
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on market price per share                      7.41%+++   9.12%    23.63%   (21.32%)    19.68%
Return:**                                                             ========   ========  ========  ========   ========
                    Based on net asset value per share                   2.18%+++   6.93%    19.34%   (10.00%)    27.46%
                                                                      ========   ========  ========  ========   ========

Ratios to Average   Expenses, net of reimbursement                        .65%*      .66%      .66%      .66%       .60%
Net Assets:***                                                        ========   ========  ========  ========   ========
                    Expenses                                              .65%*      .66%      .66%      .66%       .61%
                                                                      ========   ========  ========  ========   ========
                    Investment income--net                               5.39%*     5.32%     5.65%     5.50%      5.52%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, net of Preferred Stock, end of
Data:               period (in thousands)                             $438,141   $443,154  $443,718  $400,387   $485,376
                                                                      ========   ========  ========  ========   ========
                    Preferred Stock outstanding, end of period
                    (in thousands)                                    $200,000   $200,000  $200,000  $200,000   $200,000
                                                                      ========   ========  ========  ========   ========
                    Portfolio turnover                                  22.09%     68.22%    57.56%    42.31%     66.14%
                                                                      ========   ========  ========  ========   ========

Leverage:           Asset coverage per $1,000                         $  3,191   $  3,216  $  3,219  $  3,002   $  3,427
                                                                      ========   ========  ========  ========   ========

Dividends           Series A--Investment income--net                  $    440   $    953  $    961  $    571   $    713
Per Share on                                                          ========   ========  ========  ========   ========
Preferred Stock     Series B--Investment income--net                  $    423   $    880  $    917  $    627   $    685
Outstanding:++                                                        ========   ========  ========  ========   ========
                    Series C--Investment income--net                  $    393   $    888  $    977  $    577   $    747
                                                                      ========   ========  ========  ========   ========
                    Series D--Investment income--net                  $    425   $    885  $    921  $    698   $    832
                                                                      ========   ========  ========  ========   ========

                   *Annualized.
                  **Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.
                 ***Do not reflect the effect of dividends to Preferred Stock shareholders.
                  ++Dividends per share have been adjusted to reflect a two-for-one stock split that occurred on December 1, 1994.
                 +++Aggregate total investment return.
               +++++Amount is less than $.01 per share.

                    See Notes to Financial Statements.



NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
MuniYield Quality Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MQY. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges or, lacking any sales, at the last available bid price. Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.


NOTES TO FINANCIAL STATEMENTS (concluded)


(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization expenses--Deferred organization expenses are amortized on a straight-line basis over a five-year period.

(f) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for futures transactions.

(g) Custodian bank--The Fund recorded an amount payable to the Custodian Bank reflecting an overnight overdraft which resulted from a failed trade which settled the next day.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.50% of the Fund's average weekly net assets.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended April 30, 1997 were $137,108,260 and $144,325,900, respectively.

Net realized and unrealized gains as of April 30, 1997 were as follows:


                                     Realized    Unrealized
                                      Gains         Gains

Long-term investments             $ 1,205,707   $ 26,036,268
                                  -----------   ------------
Total                             $ 1,205,707   $ 26,036,268
                                  ===========   ============

As of April 30, 1997, net unrealized appreciation for Federal income tax purposes aggregated $26,036,268, of which $27,166,154 related to appreciated securities and $1,129,886 related to depreciated securities. The aggregate cost of investments at April 30, 1997 for Federal income tax purposes was $602,467,836.

4. Capital Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of the holders of Common Stock.

Common Stock
For the six months ended April 30, 1997, shares issued and outstanding remained constant at 30,425,258. At April 30, 1997, total paid-in capital amounted to $426,909,946.

Preferred Stock
Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at April 30, 1997 were as follows: Series A, 3.718%; Series B, 4.05%; Series C, 3.65%; and Series D, 4.00%.

As of April 30, 1997, there were 8,000 AMPS shares authorized, issued and outstanding with a liquidation preference of $25,000 per share.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from 0.25% to 0.375%, calculated on the proceeds of each auction. For the six months ended April 30, 1997, Merrill Lynch, Pierce, Fenner & Smith Inc., an affiliate of FAM, earned $122,512 as commissions.

5. Capital Loss Carryforward:
At October 31, 1996, the Fund had a net capital loss carryforward of approximately $11,565,000, of which $7,048,000 expires in 2003 and $4,517,000 expires in 2004. This amount will be available to offset like amounts of any future taxable gains.

6. Subsequent Event:
On May 9, 1997, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.072447 per share, payable on May 29, 1997 to shareholders of record as of May 19, 1997



OFFICERS AND DIRECTORS

Arthur Zeikel, President and Director
James H. Bodurtha, Director
Herbert I. London, Director
Robert R. Martin, Director
Joseph L. May, Director
Andre F. Perold, Director
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
Donald C. Burke, Vice President
Hugh T. Hurley III, Vice President
Kenneth A. Jacob, Vice President
Gerald M. Richard, Treasurer

Custodian
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Transfer Agents
Common Stock:
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Preferred Stock:
IBJ Schroder Bank & Trust Company
One State Street
New York, NY 10004

NYSE Symbol
MQY